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FIRST NORTHWEST BANCORP
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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September 25, 2015

Dear Shareholder:

You are cordially invited to attend the first annual meeting of shareholders of First Northwest Bancorp to be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of First Northwest Bancorp, as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to shareholder questions.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card as promptly as possible or to vote by telephone or the Internet, following the instructions on the proxy card.  If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/Laurence J. Hueth

Laurence J. Hueth
President and Chief Executive Officer

FIRST NORTHWEST BANCORP
105 W. EIGHTH STREET
PORT ANGELES, WASHINGTON 98362
(360) 457-0461

NOTICE OF FIRST ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2015

Notice is hereby given that the first annual meeting of shareholders of First Northwest Bancorp will be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time, for the following purposes:

Proposal 1.	Election of ten directors of First Northwest Bancorp;

Proposal 2.	An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement;

Proposal 3.	An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years;

Proposal 4.	Approval of the First Northwest Bancorp 2015 Equity Incentive Plan; and

Proposal 5.	Ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 15, 2015, as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope.  Alternatively, you may vote by telephone or the Internet by following the instructions on the proxy card.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/JOYCE RUIZ

JOYCE RUIZ
CORPORATE SECRETARY AND SENIOR VICE PRESIDENT

Port Angeles, Washington
September 25, 2015

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A proxy card and pre-addressed envelope are enclosed for your convenience.  No postage is required if mailed in the United States.  You may also vote by telephone or the Internet by following the instructions on the proxy card.

PROXY STATEMENT
OF
FIRST NORTHWEST BANCORP
105 W. EIGHTH STREET
PORT ANGELES, WASHINGTON 98362
(360) 457-0461

FIRST ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 16, 2015

The Board of Directors of First Northwest Bancorp is using this Proxy Statement to solicit proxies from our shareholders for use at our first annual meeting of shareholders.  We are first mailing this Proxy Statement and proxy card to our shareholders on or about September 25, 2015.

The information provided in this Proxy Statement relates to First Northwest Bancorp and its wholly-owned subsidiary, First Federal Savings and Loan Association of Port Angeles.  First Northwest Bancorp may also be referred to as “First Northwest” and First Federal Savings and Loan Association of Port Angeles may also be referred to as “First Federal” or the “Bank.”  References to “we,” “us” and “our” refer to First Northwest and, as the context requires, First Federal.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Monday, November 16, 2015
Time:	10:00 a.m., Pacific time
Place:	Red Lion Hotel Olympic Room, 221 N. Lincoln Street, Port Angeles, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of ten directors of First Northwest Bancorp;

Proposal 2.	An advisory (non-binding) vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement;

Proposal 3.	An advisory (non-binding) vote on whether future advisory votes on executive compensation should be held every one, two or three years;

Proposal 4.	Approval of the First Northwest Bancorp 2015 Equity Incentive Plan; and

Proposal 5.	Ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on November 16, 2015

Our Proxy Statement and 2015 Annual Report to Shareholders are available at https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4343673&GKP=1073750673.  The following materials are available for review:

●	Proxy Statement;
●	proxy card; and
●	2015 Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.redlion.com/port-angeles/map-directions.

Who is Entitled to Vote?

We have fixed the close of business on September 15, 2015, as the record date for shareholders entitled to receive notice of and to vote at our annual meeting.  Only holders of record of First Northwest’s common stock on that date are entitled to receive notice of and to vote at the annual meeting.  You are entitled to one vote for each share of First Northwest common stock you own, unless you own more than 10 percent of First Northwest’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10 percent of First Northwest’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10 percent limit unless our Board of Directors has granted permission in advance.  On September 15, 2015, there were 13,100,360 shares of First Northwest common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This question provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of First Northwest common stock are held in your name.  If you are a beneficial owner of First Northwest common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions below, under “What if My Shares Are Held in Street Name?”

Shares of First Northwest common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by sending in the proxy card even if you plan to attend the annual meeting.  You can also vote by telephone or the Internet by following the instructions on the proxy card.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of First Northwest common stock represented by properly executed proxies will be voted by the Proxy Committee of the Board of Directors in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the Proxy Committee will vote the shares for the election of each of our director nominees, for advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, for holding an advisory vote on executive compensation every year, for adoption of the 2015 Equity Incentive Plan and for the ratification of the appointment of Moss Adams LLP as our independent auditor for 2016.  If any other matters are properly presented at the annual meeting for action, the Proxy Committee will have the discretion to vote on these matters in accordance with its best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”  The proposals to elect directors and adopt the 2015 Equity Incentive Plan, and the advisory votes on executive compensation and the frequency of future votes on executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the First Northwest Bancorp Employee Stock Ownership Plan (“ESOP”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of First Northwest common stock allocated to his or her account under the ESOP by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of First Northwest common stock held in the ESOP and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  In order to give the trustee sufficient time to vote, all vote authorization forms must be received by the transfer agent on or before November 11, 2015.  The ESOP third party administrator is Pentegra.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of First Northwest common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Northwest common stock.  Accordingly, the ten nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the ten nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Advisory (non-binding) approval of the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Advisory Vote on the Frequency of Future Shareholder Votes on Executive Compensation

The advisory (non-binding) vote regarding the frequency of future shareholder votes on executive compensation has three alternatives.  Shareholders may vote that shareholder votes on executive compensation be held every year, every two years or every three years, or shareholders may abstain from voting.  The alternative receiving the greatest number of votes—every year, every two years or every three years—will be the frequency that shareholders approve.  Abstentions and broker non-votes will have no effect on the outcome of the advisory vote because the alternative receiving the greatest number of votes will be the frequency that shareholders approve.  Our Board of Directors unanimously recommends that you vote for the adoption of an advisory resolution that shareholders should consider an advisory resolution on executive compensation EVERY YEAR.

Vote Required to Approve Proposal 4: Approval of the First Northwest Bancorp 2015 Equity Incentive Plan

Approval of the First Northwest Bancorp 2015 Equity Incentive Plan requires the affirmative vote of a majority of the votes entitled to be cast at the annual meeting.  Abstentions and broker non-votes will have the effect of a vote against the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the 2015 Equity Incentive Plan.

Vote Required to Approve Proposal 5: Ratification of the Appointment of the Independent Auditor

Ratification of the appointment of Moss Adams LLP as our independent auditor for the fiscal year ending June 30, 2016, requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions do not constitute votes cast and therefore will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

●	submitting a new proxy with a later date;

●	notifying the Secretary of First Northwest in writing (or if you hold your shares in street name, your broker, bank or other nominee) before the annual meeting that you have revoked your proxy; or

●	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 15, 2015, the voting record date, information regarding share ownership of:

●
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of First Northwest’s common stock other than directors and executive officers;

each director and director nominee of First Northwest;

●	each executive officer of First Northwest or any of its subsidiaries named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

●	all current directors and executive officers of First Northwest and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of First Northwest’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy of the report disclosing their ownership pursuant to the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”).  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of First Northwest’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

As of September 15, 2015, the voting record date, there were 13,100,360 shares of First Northwest common stock outstanding.

Name	Number of shares beneficially owned		Percent of shares outstanding (%)
Beneficial Owners of More Than 5%

First Northwest Bancorp Employee Stock Ownership Plan 105 W. Eighth Street Port Angeles, Washington 98362	982,199	(1)	7.50

First Federal Community Foundation (2) 105 W. Eighth Street Port Angeles, Washington 98362	925,360		7.06

Bay Pond Partners, L.P. c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02110	681,294	(3)	5.20

Directors

Stephen E. Oliver	7,500	(4)	*
David A. Blake	5,000		*
Richard G. Kott	40,000	(4)	*
Lloyd J. Eisenman	9,500	(4)	*
Cindy H. Finnie	5,000	(5)	*
David T. Flodstrom	4,000		*
Laurence J. Hueth**	16,971	(6)	*
Jennifer Zaccardo	6,100	(4)	*
Norman J. Tonina, Jr.	3,323	(7)	*
Craig A. Curtis	100	(4)	*

Director Nominee

Dana D. Behar	--		*

Named Executive Officers

Regina M. Wood	8,646	(6)	*
Jeffrey S. Davis	4,007	(6)	*
Christopher A. Donohue	4,428	(8)	*
Kelly A. Liske	4,313	(6)	*
Elaine T. Gentilo (9)	537	(6)	*

All executive officers and directors as a group (15 persons)	119,425		*
____________
*			Less than one percent of shares outstanding.
**			Also a named executive officer
(1)			The ESOP has shared voting and dispositive power with respect to 17,509 shares, and sole dispositive power with respect to 964,690 shares.
(2)
We established the First Federal Community Foundation in connection with the mutual to stock conversion of First Federal for the purpose of furthering our commitment to the local community. Shares of common stock held by the Foundation will be voted in the same proportion as all other shares of common stock on all proposals considered by First Northwest’s shareholders.

(3)			Based solely on a Schedule 13G dated March 30, 2015, regarding shares owned as of that date, reporting shared voting and dispositive power over the shares.
(4)			Held jointly with spouse.
(5)			Includes 750 shares held in individual retirement account.
(6)
Consists of units held in the First Federal 401(k) Plan and shares held in the ESOP, as follows: Mr. Hueth, 16,354 units and 617 shares; Ms. Wood, 8,260 units and 386 shares; Mr. Davis, 4,007 units; Ms. Liske, 3,919 units and 394 shares; and Ms. Gentilo, 537 units. The units consist of shares of First Northwest Bancorp common stock and a liquidity cash component. As a result, the number of underlying shares may fluctuate from time to time.

(7)			Held in trust.
(8)			Consists of 4,000 shares held in an individual retirement account and 428 shares held in the ESOP.
(9)			Former officer who resigned in April 2015.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of ten members.  The ten members of the current Board are the initial directors of First Northwest, each of whose term as initial director expires at the annual meeting in accordance with Washington law.  In accordance with our Articles of Incorporation, the Board is divided into three classes with approximately one-third of the directors elected each year.  On July 28, 2015, Richard G. Kott announced his intention to retire effective as of the annual meeting of shareholders, in accordance with our mandatory retirement policy.  Ten directors, whose names appear in the following table, have been nominated to stand for election and if elected, will serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.  The Board approved the Nominating and Corporate Governance Committee’s recommendation that Dana D. Behar be nominated for election as a director to fill the vacancy to be created by Mr. Kott’s retirement.  With the exception of Mr. Behar, each nominee is currently a member of our Board of Directors and is also a member of the Board of Directors of First Federal.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table.  Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote “FOR” the election of Cindy H. Finnie, David T. Flodstrom, Lloyd J. Eisenman, Dana D. Behar, Stephen E. Oliver, Laurence J. Hueth, Jennifer Zaccardo, David A. Blake, Norman J. Tonina, Jr. and Craig A. Curtis.

Name	Age as of June 30, 2015	Year first elected or appointed director (1)	Term to expire (2)

BOARD NOMINEES

Cindy H. Finnie	65	2012	2016
David T. Flodstrom	68	2002	2016
Lloyd J. Eisenman	75	1985	2016
Dana D. Behar	53	--	2016
Stephen E. Oliver	67	2001	2017
Laurence J. Hueth	52	2010	2017
Jennifer Zaccardo	63	2011	2017
David A. Blake	67	2005	2018
Norman J. Tonina, Jr.	51	2013	2018
Craig A. Curtis	54	2014	2018
____________
(1)	Includes service on the Board of Directors of First Federal.
(2)	Assuming election or reelection.

Information Regarding Nominees for Election.  Set forth below is the principal occupation and other business experience during at least the last five years of each nominee for director.

Cindy H. Finnie retired in 2011 from Allstate Insurance Company after 38 years of leadership experience.  Her range of responsibilities included property and casualty underwriting, sales management, business development, agency management, financial management and developing insurance agencies.  Ms. Finnie was also responsible for introducing and developing the financial services market in her area.  Ms. Finnie is the co-owner and President of Rainshadow Properties, Inc., a boutique hotel and property management company that she co-founded in 1995.  Ms. Finnie is also a director and past president of the Centrum Foundation, past Chair of the Washington State Arts Commission, Chair of the Fort Worden Public Development Authority, a former director of the Jefferson County Community Foundation and a member of the City of Port Townsend Lodging Tax Advisory Committee.

David T. Flodstrom, P.E., is retired after a 36-year career in municipal management and industrial relations.  During his career, he served as the City Engineer for Port Angeles for 5 years, the Port Angeles City Manager for 10 years and worked in industrial relations and human resources for private industries for 15 years.  Mr. Flodstrom’s career has provided him with expertise in management, human resources and governance.  Mr. Flodstrom is a Commissioner of the Peninsula Housing Authority, past president of Nor’ Western Rotary Club, former board member of the Olympic Medical Foundation and the Washington Business Association, and has spent over 30 years as a coach and umpire for youth baseball clubs.

Lloyd J. Eisenman is retired after a 39-year career in accounting and finance.  Prior to his retirement, he served as the Chief Financial Officer of First Federal from 1998 until 2005, and had been employed by First Federal since 1973.  Mr. Eisenman began his career as a Certified Public Accountant, working in public accounting for seven years and he possesses an active CPA license with the Tennessee State Board of Accountancy.  He is also a member of the American Institute of Certified Public Accountants.  His career has given him a wealth of expertise, particularly in the areas of risk management and financial reporting.  Mr. Eisenman is a past president of the Kiwanis Club of Port Angeles and also served as a Lt. Governor of the Pacific Northwest District of Kiwanis International.  He is currently a board member of the Olympic Peninsula Chapter of The American Red Cross.  He is a past director of the Feiro Marine Life Center and is a member of the Chamber of Commerce of Port Angeles.  Mr. Eisenman also serves as a director of Lumber Traders, Inc. and its affiliated companies

Dana D. Behar has been the owner of Discovery Bay Investments, LLC, Seattle, Washington, a private equity investment firm focusing on agricultural land and real estate since September 2015.  Prior to that, he worked at HAL Real Estate Investments Inc., a private equity real estate investment entity based in Seattle, Washington, for 23 years and most recently served as President and Chief Executive Officer from 2005 until September 2015.  He is currently a director of HAL Real Estate Investments Inc., having been a board member since 2005.  Mr. Behar previously worked in brand management at Procter & Gamble, served as Director of Marketing for the retail chain, Egghead Software, and was a management consultant with the Wharton Small Business Development Center.  Mr. Behar has a Bachelor of Arts in business with a concentration in finance from the University of Washington and a Master of Business Administration with a concentration in finance from the Wharton School of the University of Pennsylvania.

Stephen E. Oliver has served as Chairman of the Board since January 2015.  Mr. Oliver is a retired attorney with over 35 years of experience in the areas of banking, real estate development, environmental and municipal law.  From 2010 until his retirement in December 2014, he owned the legal consulting firm, S.E. Oliver, Inc.  Prior to starting his consulting firm, Mr. Oliver was a stockholder in the Platt Irwin Law Firm (which serves as general counsel to First Federal), beginning his affiliation in 1978 and serving as President from 1991 through 2009.  Mr. Oliver is President of the Board of Directors of the Northwest Maritime Center, Port Townsend, Washington, and a member and past president of the Board of Directors of the Olympic Medical Center Foundation, Port Angeles, Washington.  Much of Mr. Oliver’s professional activity was devoted to assessing risk in banking and real estate development transactions, as well as general litigation risk.  He has served on bank boards continuously since 2001 and in that capacity, has chaired both audit and loan committees for extended periods.

Laurence J. Hueth was elected President and Chief Executive Officer on March 26, 2013, and has been a director since 2010.  Mr. Hueth joined First Federal in 2008 and was promoted to Senior Vice President, Chief Financial Officer in March 2009.  He assumed responsibility for operational and risk areas, serving as Chief Operating Officer from 2011 to 2012.  Mr. Hueth has over 30 years of progressive responsibility in finance and risk management areas within the banking industry.  Prior to joining First Federal, Mr. Hueth was employed for 15 years at PFF Bank & Trust located in Pomona, California where he held positions in finance, treasury and risk management, including serving as Vice President, Operational Risk Manager and Bank Treasurer from 2005 until November 2008. Mr. Hueth is active with numerous charitable and civic organizations in Clallam and Jefferson counties.

Jennifer Zaccardo is Treasurer and Tax Partner of Baker, Overby & Moore Inc., P.S, a public accounting firm with which she has been affiliated since 1983.  She is a Certified Public Accountant with particular expertise in the timber industry and small business financial reporting and taxation, and is a member of the Washington Society of Certified Public Accountants and the American Institute of Certified Public Accountants.  Ms. Zaccardo is a past president and treasurer of the Peninsula College Foundation Board of Governors and served on the Quillayute Valley School Board of Directors for 10 years.

       David A. Blake is the Chief Operations Officer of Blake Sand and Gravel, a producer of washed sand and aggregate and crushed rock.  He joined the family business in 1969 and served as President and Chief ExecutiveOfficer from 1980 until 2010.  Mr. Blake is a member of the Board of Directors of the Albert Haller Foundation and served on the Sequim School District Board of Directors for 31 years.

Norman J. Tonina, Jr. is Advisor to the President and Business Management Team at Grameen Foundation, a position he has held since November 2013. He has been employed by the Grameen Foundation since 2010, having previously served as Vice President of Organization Effectiveness and Chief Human Resources Officer. He also serves as a member of Grameen Foundation Executive Committee.  Prior to his retirement from Microsoft in 2008, Mr. Tonina’s experience included various human resources and finance positions where he directed major strategic global HR initiatives and was responsible for HR strategy development.  Mr. Tonina graduated from the premier global Human Resources Executive Program at the University of Michigan.  He also earned a Bachelor of Science Degree in Business Administration from Northeastern University and a Master’s Degree in Organizational Psychology from Antioch University.  Mr. Tonina is Treasurer of the Fort Worden Public Development Authority, serves on the Magnuson Park Community Center Advisory Board, and volunteers for various school and youth sports activities.

Craig A. Curtis is an architect and has worked at The Miller Hull Partnership for 27 years, where he has been a partner since 1994.  Miller Hull is an 80-person architectural firm with offices in Seattle and San Diego.  Mr. Curtis’ role in the firm is Design Leader, and he has been responsible for leading numerous projects across the country, including the Land Port of Entry in San Diego, California, and the Bullitt Center in Seattle, Washington.  In 2004, Miller Hull was awarded the American Institute of Architects’ (“AIA”) National Firm Award and in 2008, Mr. Curtis was elected to the AIA’s College of Fellows, a distinction awarded to approximately 4% of the AIA’s members.  Mr. Curtis has degrees in Architecture and Construction Management from Washington State University, and currently chairs the External Advisory board for the Washington State University Center for Environmental Research and Education Outreach.  A resident of Kitsap County for 24 years, Mr. Curtis has served on committees for the North Kitsap School District and the Suquamish Community Advisory Board.

Director Qualifications and Experience

The following table identifies the experience, qualifications, attributes and skills that the Nominating Committee considered in making its decision to nominate directors to our Board.  The fact that a particular attribute was not considered does not mean that the director lacks such an attribute.

	Behar	Blake	Curtis	Eisenman	Finnie	Flodstrom	Hueth	Oliver	Tonina	Zaccardo
Experience, Qualification, Skill or Attribute
Professional standing in chosen field	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Expertise in financial services or related industry	✓			✓	✓		✓			✓
Audit committee financial expert				✓						✓
Civic and community involvement	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Other public company experience	✓						✓		✓
Leadership and team building skills	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Diversity by race, gender or culture					✓					✓
Specific skills/knowledge:
Finance	✓			✓	✓		✓			✓
Technology			✓				✓		✓	✓
Marketing	✓	✓	✓	✓	✓
Public affairs	✓	✓	✓	✓		✓
Human resources		✓			✓	✓			✓	✓
Governance	✓	✓		✓	✓	✓		✓	✓	✓

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of First Northwest and First Federal conduct their business through board and committee meetings.  During the fiscal year ended June 30, 2015, the Boards of Directors of First Northwest and the Bank each held 16 meetings.  No director of First Northwest or the Bank attended fewer than 75 percent of the total meetings of the boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of First Northwest has standing Audit, Compensation, Nominating and Corporate Governance, and Executive committees.  The Board has adopted written charters for the Audit, Compensation, and Nominating and Corporate Governance committees, copies of which are available on our website at www.ourfirstfed.com.  All members of the Audit, Compensation, and Nominating and Corporate Governance committees are independent, in accordance with the requirements for companies listed on NASDAQ.

The Audit Committee consists of Directors Zaccardo (Chair), Blake, Eisenman, Kott and Tonina.  This committee’s primary responsibilities are to: oversee the integrity of First Northwest’s financial reporting processes, financial statement audits and systems of internal controls regarding finance, accounting and legal compliance; oversee the independence and performance of First Northwest’s independent auditor and internal audit function; and provide an avenue of communication among the independent auditors, management and the Board of Directors.    In addition, the Board of Directors has determined that Ms. Zaccardo meets the definition of “audit committee financial expert,” as defined by the SEC.  The Audit Committee meets quarterly and on an as needed basis.  The committee met eight times during the year ended June 30, 2015.

The Compensation Committee consists of Directors Finnie (Chair), Flodstrom, Oliver and Tonina.  This committee meets semiannually and on an as needed basis, and provides general oversight regarding the personnel, compensation and benefits matters of First Northwest.  In furtherance of this purpose, the committee is responsible for setting the compensation of our Chief Executive Officer and reviewing his performance, reviewing the compensation of senior executives and recommending board member compensation.  The Compensation Committee met six times during the year ended June 30, 2015.

The Nominating and Corporate Governance Committee consists of Directors Blake (Chair), Curtis, Finnie, Oliver and Tonina.  This committee is responsible for assessing board and committee membership needs, succession planning, and implementing policies and processes regarding corporate governance matters.  The Nominating and Corporate Governance Committee meets semiannually and on an as needed basis, and met once during the year ended June 30, 2015.

The Executive Committee consists of Directors Oliver, Blake and Zaccardo.  This committee acts for the Board of Directors when formal board action is required between regular meetings.  The Executive Committee did not meet during the year ended June 30, 2015.

Leadership Structure

First Federal has separated the positions of Chairman and Chief Executive Officer.  The Chairman, who is an independent director, leads the board and presides at all board meetings, while the President and Chief Executive Officer runs the day-to-day business of First Northwest.  The board supports having an independent director in a board leadership position.  Having an independent chairman enables non-management directors to raise issues and concerns for board consideration without immediately involving management.  The Chairman also serves as a liaison between the board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of our company, one of the primary responsibilities of our Board of Directors is to oversee the amount and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment policies; and regular monitoring of risk such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the board, with such committees regularly reporting to the full board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent auditors and meets directly with the auditors at various times during the course of the year.

Corporate Governance Policy

First Northwest Bancorp has adopted a corporate governance policy.  The policy covers the following matters:

•	the role of the board;
•	the composition, responsibilities and operation of the Board of Directors;
•	the establishment and operation of board committees, including audit, nominating and corporate governance, and compensation committees;
•	succession planning;
•	convening executive sessions of independent directors;
•	the board’s interaction with management and third parties;
•	the evaluation of the performance of the Board of Directors and the Chief Executive Officer;
•	communications with shareholders, and annual meeting attendance; and
•	director orientation and continuing education.

Director Independence.  Our common stock is listed on the Nasdaq Global Market.  In accordance with NASDAQ requirements, at least a majority of our directors must be independent directors.  The board has determined that nine of our ten directors are independent, as defined by NASDAQ.  Directors Blake, Curtis, Eisenman, Finnie, Flodstrom, Kott, Oliver, Tonina, and Zaccardo are all independent.  Only Director Hueth, who is our President and Chief Executive Officer, is not independent.

Code of Ethics.  On February 25, 2014, the Board of Directors approved the Code of Ethics.  The Code is applicable to each of our directors, officers and employees, and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available on our website at www.ourfirstfed.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, First Northwest Bancorp, 105 W. Eighth Street, Port Angeles, Washington  98362.  Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors. First Northwest encourages, but does not require, its directors to attend the annual meeting of shareholders.  It is expected that all members of the Board of Directors will attend our first annual meeting of shareholders, with the exception of one director who has a prior commitment that cannot be rescheduled.

Transactions with Related Persons.  First Federal has followed a policy of granting loans to executive officers and directors which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions with persons not related to First Federal prevailing at the time (unless made pursuant to the employee loan program described below), in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features.  All loans to directors and executive officers and their related persons at June 30, 2015 were performing in accordance with their terms.

Employee Loan Program.  First Federal offers an employee loan program to all employees to assist employees with loans for a variety of personal, family or household credit needs, or for the purchase, construction or refinancing of a home which is the employee’s primary residence.  All loans offered to employees are closed on the same terms as those available to members of the general public except following closing, the terms of employee loans are modified to reflect a preferential interest rate.  Existing loans may be modified to conform to the terms of the employee loan program.  Currently, all fixed-rate loans are offered to employees at the market rate offered to the general public.  A discount from the market rate is offered on adjustable rate loans as follows: 25 basis points for mortgage loans on the employee’s primary residence only; and 50 basis points for one consumer loan.  If an employee terminates employment at First Federal, the interest rate on the loan reverts to the original rate for the general public.  The table below provides information regarding our directors and executive officers who had indebtedness and principal payable thereon pursuant to the employee loan program that exceeded $120,000 during the year ended June 30, 2015.

Name	Type of loan	Amount involved in the transaction ($)(1)	Amount outstanding as of June 30, 2015 ($)	Principal paid during the year ended June 30, 2015 ($)	Interest paid during the year ended June 30, 2015 ($)	Interest rate (at time of loan) (%)	Interest rate (discount) (%)

Elaine T. Gentilo	First Mortgage	351,886	348,032	4,751	11,027	4.625	4.125
	Home Equity	39,892	38,976	1,093	1,638	6.550	5.550
	Home Equity Line of Credit	14,382	14,021	429	558	6.250	5.250
____________
(1)	Consists of the largest aggregate amount of principal outstanding during the year ended June 30, 2015.

DIRECTORS’ COMPENSATION

The following table provides compensation information for each member of the Board of Directors of First Northwest during the year ended June 30, 2015, except for Mr. Hueth, our President and Chief Executive Officer, whose compensation is presented in the Summary Compensation Table in the section entitled “Executive Compensation” below.

Name	Fees earned or paid in cash ($)	Total ($)

Stephen E. Oliver	35,339	35,339
Richard G. Kott	24,063	24,063
David A. Blake	26,275	26,275
Lloyd J. Eisenman	24,475	24,475
Cindy H. Finnie	28,500	28,500
David T. Flodstrom	30,388	30,388
Jennifer Zaccardo	28,175	28,175
Norman J. Tonina, Jr.	24,125	24,125
Craig A. Curtis	22,500	22,500

The non-employee (outside) directors of First Northwest receive compensation for their service on the board.  In setting their compensation, the Board of Directors considers the significant amount of time and level of skill required for director service.  For 2015, outside directors received an annual retainer, as follows: Chairman, $15,000; Vice Chairman and Committee Chairs, $12,000; and all other directors, $9,000.  In addition, outside directors received a fee of $825 for each board meeting attended, with the exception of the Chairman of the Board, who received $975 per meeting.  Committee members also received fees for committee meeting attendance of $325 per meeting for regular members and $425 per meeting for committee chairs.  Fees for interim committee meetings called for a particular purpose and not to discuss regular agenda items were paid at half the committee meeting fee.

Deferred Compensation Plan.  In order to encourage the retention of qualified directors, we offer a deferred compensation plan whereby directors may defer all or a portion of their regular fees until a permitted distribution event occurs under the plan.  Each director may direct the investment of the deferred fees among investment options made available by First Federal.  We have established a grantor trust to hold the plan investments.  Grantor trust assets are considered part of our general assets, and the directors have the status of unsecured creditors of First Federal with respect to the trust assets.  The plan permits the payment of benefits upon a separation from service (on account of termination of service, pre-retirement death or disability), a change in control, an unforeseeable emergency or upon a date specified by the director, in an amount equal to the value of the director’s account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case).  A director may elect, at the time he or she makes a deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years.  A director may subsequently elect to change when or how he or she receives his or her plan benefit, if certain required conditions are met.  At June 30, 2015, our estimated deferred compensation liability accrual with respect to non-employee directors under the deferred compensation plan was approximately $245,000.

COMPENSATION DISCUSSION AND ANALYSIS

General

This section provides an overview and analysis of First Federal’s compensation programs, the material compensation policy decisions it has made under those programs and the material factors considered in making those decisions.  Following this discussion is a series of tables that contain specific information about compensation paid or payable to the following individuals, who are First Federal’s “named executive officers:”

•	Laurence J. Hueth, President and Chief Executive Officer;
•	Regina M. Wood, Executive Vice President, Chief Financial Officer and Treasurer;
•	Jeffrey S. Davis, Executive Vice President and Chief Operating Officer;
•	Christopher A. Donohue, Executive Vice President and Chief Credit Officer;
•	Kelly A. Liske, Executive Vice President and Chief Banking Officer; and
•	Elaine T. Gentilo, Former Senior Vice President and Chief People Officer.

Compensation Philosophy and Objectives.  In general, First Federal’s executive compensation policies are designed to establish an appropriate relationship between executive pay and First Federal’s performance.  The principles underlying the executive compensation policies include the following:

•	attract and retain key executives who are vital to First Federal’s long-term success;
•	provide levels of compensation competitive with First Federal’s peers and commensurate with its performance;
•	compensate executives in ways that inspire and motivate them; and
•	properly align risk-taking and compensation.

Role of the Compensation Committee.  The Compensation Committee is responsible for setting the policies and compensation levels for First Federal’s directors, officers and employees.  The Committee is responsible for evaluating the performance of the Chief Executive Officer and setting his compensation, while the Chief Executive Officer evaluates the performance of other senior officers and makes recommendations to the Committee regarding compensation levels.  The Chief Executive Officer is not involved in decisions regarding his own compensation.

Use of Compensation Consultants.  From time to time, the Compensation Committee engages outside advisors to assist the Committee with its responsibilities.  Since January 2014, the Committee has engaged Pearl Meyer & Partners, LLC (“PM&P”), an independent consulting firm, to serve as the independent consultant to the Committee regarding executive compensation matters.  PM&P is retained by, and reports directly to, the Committee, and provides no other services to First Northwest or First Federal.  Based on standards promulgated by the SEC and the NASDAQ to assess compensation advisor independence, as well as the analysis conducted by PM&P in its independence review, the Compensation Committee has concluded that PM&P is an independent and conflict-free advisor to the Compensation Committee.

In early 2014, the Compensation Committee engaged PM&P to conduct a total compensation benchmarking analysis for executive management.  As part of the analysis, PM&P and First Federal reviewed and revised First Federal’s previous peer group to include 19 financial holding companies ranging in total assets from $400 million to $1.2 billion headquartered in the Western United States and Washington, as follows:

American River Bankshares	Riverview Bancorp, Inc.
Anchor Bancorp	Timberland Bancorp, Inc.
Bank of Commerce Holdings	United Security Bancshares
Central Valley Community Bancorp	Home Federal Bancorp, Inc.
First Northern Community Bancorp	First Financial Northwest, Inc.
FNB Bancorp	Simplicity Bancorp, Inc.
Northrim BanCorp	Eagle Bancorp Montana, Inc.
North Valley Bancorp	Idaho Independent Bank
Oak Valley Bancorp	Sound Financial Bancorp, Inc.
Pacific Financial Corp.

The benchmarking analysis determined that the base salaries for Mr. Hueth, Ms. Wood, Ms. Liske and Mr. Donohue each fell below the 10th percentile when compared to their peers’ salaries.  Accordingly, the Board of Directors voted to increase the base salary of Mr. Hueth, Ms. Wood and Ms. Liske by ten percent and Mr. Donohue by five percent in order to maintain equity with our peers in the market.  The increases were effective in February 2014.

PM&P has also been engaged to review First Federal’s non-employee director compensation, develop an annual incentive strategy for executive officers, develop an equity compensation strategy and update the benchmarking analysis performed in early 2014.  This work is ongoing and will influence 2016 compensation decisions.

Compensation Program Elements.  The Compensation Committee focuses primarily on the following components in forming the total compensation package for First Federal’s named executive officers:

Pay element	What it rewards	Purpose

Base salary	Core competency in the executive’s role relative to skills, experience and contributions to First Northwest and First Federal	Provide fixed compensation to attract and retain qualified individuals

Short-term incentive	Contributions toward achieving corporate earnings, growth and risk management objectives	Provide annual performance-based cash incentive compensation

Long-term incentive	Contributions toward increasing long-term shareholder value	Promote long-term growth and profitability

Base Salary.  The Chief Executive Officer makes initial base salary recommendations for employees to the Compensation Committee based upon his assessment of individual performance and salary history, as well as compensation surveys conducted both internally and by PM&P.  The Compensation Committee makes compensation decisions for the Chief Executive Officer based upon corporate and individual performance and information by the analyses and advice from its independent compensation consultant.  Mr. Hueth does not participate in discussions of his own compensation.  We provide the opportunity for our named executive officers and other executives to earn a competitive base salary.  We do so in order to attract and retain key executives who are vital to First Federal’s success.  The Compensation Committee takes a number of factors into account when setting the base salaries of the named executive officers.  These factors include the officer’s level of experience, the responsibilities assigned to the officer and the officer’s performance during the previous year.

Short-term Incentive Compensation.  In past years, the named executive officers have had to opportunity to earn incentive compensation by meeting a set of predefined goals.  These goals included profitability and risk management.  Due to the state of the economy and First Federal’s performance, the Compensation Committee suspended incentive compensation for the named executive officers from 2010 until 2015.  The Compensation Committee has reinstated incentive compensation for the 2016 fiscal year (the period from July 1, 2015 until June 30, 2016).  With input and recommendations by the Chief Executive Officer, the Cash Incentive Plan is authorized by Board of Directors and administered by the Compensation Committee, to ensure proper alignment with First Federal’s business objectives.

Each named executive officer has a set of predefined goals.  Corporate performance goals comprise return on average assets, growth in total loans, growth in total deposits, nonperforming assets as a percentage of total assets and operating expenses as a percentage of annual average total assets.  The named executive officers may also have personal goals outlined in their individual participation agreement.  Each participant is assigned a target award level and range that defines their incentive opportunity.  Each executive’s actual incentive compensation will be determined on whether the executive exceeds “threshold,” “target” and “stretch” performance levels.  Actual awards will be allocated based on specific performance goals defined for each participant and will range from 0% to 150% of their target incentive opportunity.  Each participant’s payout is calculated on eligible earnings, as defined in Cash Incentive Plan, and will be made in a cash lump sum.

Long-term Incentive Compensation.  Proposal 4 of this Proxy Statement seeks shareholder approval of the First Northwest Bancorp 2015 Equity Incentive Plan.  The purpose of the Plan is to promote the long-term growth and profitability of First Northwest, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide plan participants with incentives that are closely linked to the interests of all shareholders of First Northwest.  If approved, the Plan will allow for the grant of stock options and restricted stock awards to eligible participants.  Although we have not identified the amount or the individuals that will receive awards, we expect that the proposed equity incentive plan will play a significant role in our future compensation considerations, particularly for our named executive officers.

Retirement Benefits.  We currently offer a qualified, tax-exempt savings plan to eligible employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”).  Participants are permitted to make pre-tax contributions to the 401(k) Plan of up to 20% of their annual salary and commissions up to $50,000, up to a maximum of $18,000 in 2015.  In addition, participants who have attained age 50 may defer an additional $6,000 annually as a 401(k) “catch-up” contribution.  First Federal matches 50% of the first six percent of participants’ contributions to the 401(k) Plan, including catch-up contributions.  All participant 401(k) contributions, rollovers and earnings are fully and immediately vested.  Matching contributions and related earnings vest at a rate of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment and 100% after four years of employment.

We also offer a deferred compensation plan whereby certain officers may defer all or a portion of their annual salary until a permitted distribution event occurs under the plan.  Officers who participate may direct the investment of the deferred salary among investment options made available by First Federal.  The plan is described in further detail below, under “Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans.”

In connection with the conversion of First Federal from the mutual to the stock form of organization, we established an employee stock ownership plan.  This plan provides eligible employees a beneficial interest in First Northwest Bancorp and an additional retirement benefit in the form of First Northwest Bancorp common stock.  Participants will have a nonforfeitable interest in their individual account based on a vesting schedule of 25% after one year of employment, 50% after two years of employment, 75% after three years of employment and 100% after four years of employment.

Health and Welfare Benefits.  We offer a range of benefits, in which all employees generally may participate, including medical and dental insurance coverage, vision care coverage, group life insurance coverage and long-term disability insurance coverage.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis above with management.  Based on that review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The foregoing report is provided by the following directors, who are the members of the Compensation Committee:

Compensation Committee:

Cindy H. Finnie (Chair)
David T. Flodstrom
Stephen E. Oliver
Norman J. Tonina, Jr.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the compensation for the fiscal years ended June 30, 2015, 2014 and 2013, of our named executive officers: (1) Laurence J. Hueth, our President and Chief Executive Officer; (2) Regina M. Wood, our Chief Financial Officer; (3) our next three most highly compensated executive officers, who are Jeffrey S. Davis, Christopher A. Donohue and Kelly A. Liske; and (4) Elaine T. Gentilo, a former executive officer who would have been one of the next three most highly compensated executive officers had she been employed on June 30, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)

Laurence J. Hueth	2015	230,154	25,000	--	46,684	301,838
President and Chief	2014	206,154	--	--	4,524	210,768
Executive Officer	2013	185,192	--	--	2,404	187,596

Regina M. Wood	2015	143,852	11,000	--	9,315	164,167
Executive Vice President,	2014	128,846	--	--	4,120	132,966
Chief Financial Officer	2013	100,769	--	--	3,088	103,857
and Treasurer

Jeffrey S. Davis (4)	2015	92,231	9,000	--	103	101,334
Executive Vice President
and Chief Operating Officer

Christopher A. Donohue (5)	2015	164,756	9,000	--	10,496	184,252
Executive Vice President	2014	157,385	--	--	1,062	158,446
and Chief Credit Officer	2013	28,615	--	--	34	28,649

Kelly A. Liske	2015	143,852	9,000	--	11,065	163,917
Executive Vice President	2014	128,858	--	--	3,999	132,859
and Chief Banking Officer	2013	85,274	--	--	2,445	87,719

Elaine T. Gentilo (6)	2015	100,684	--	8,000	42,139	150,823
Former Senior Vice	2014	115,000	--	9,000	3,677	127,677
President and Chief	2013	105,769	--	(7)	3,318	109,083
People Officer
____________
(1)
Consists of a one-time discretionary payment for the successful completion of the Board-directed conversion of First Federal from the mutual to the stock form of organization and accompanying stock offering to raise new capital.

(2)
Consists of the aggregate change in the actuarial present value of the officer’s accumulated benefit under the pension plan from the pension plan measurement date used for financial statement reporting purchases with respect to First Northwest’s audited financial statements for the prior completed fiscal year to the pension plan measurement date used for financial statement reporting purposes with respect to First Northwest’s audited financial statements for the covered fiscal year.

(3)
For Mr. Hueth, Ms. Wood, Mr. Donohue and Ms. Liske, consists of 401(k) matching contribution, ESOP contribution and payment of life insurance premiums. For Mr. Hueth, also includes a contribution to his deferred compensation plan account of $31,992. For Mr. Davis, consists of payment of life insurance premium. For Ms. Liske, also includes payment of auto allowance. For Ms. Gentilo, consists of severance pay of $38,333 and 401(k) matching contribution.

(4)	Mr. Davis was hired in September 2014.
(5)	Mr. Donohue was hired in March 2013.
(6)	Ms. Gentilo resigned effective April 2, 2015.
(7)	The value of Ms. Gentilo’s accumulated benefit under the pension plan decreased by $4,000.

Employment Agreements for Named Executive Officers.  On July 28, 2015, we entered into amended three-year employment agreements with Mr. Hueth, Ms. Wood, Mr. Donohue and Ms. Liske, and a new employment agreement with Mr. Davis.  Under the employment agreements, the base salary levels for Mr. Hueth, Ms. Wood, Mr. Davis, Mr. Donohue and Ms. Liske will be $253,000, $158,142, $126,500, $169,270, and $158,142, respectively, which amounts will be paid by First Northwest and First Federal and may be increased at the discretion of the Board of Directors or an authorized committee of the board.  On each anniversary of the initial date of the employment agreements, the term of the agreements will be extended for an additional year upon review and approval by the board or an authorized committee, unless notice is given by First Northwest or First Federal to the executive, or by the executive to First Northwest or First Federal, at least 90 days prior to the anniversary date.

The agreements provide that the executives may participate, to the same extent as executive officers of First Northwest and First Federal generally, in all plans of First Northwest and First Federal relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof.  In addition, the executives are entitled to participate in any other fringe benefit plans or perquisites which are generally available to executive officers of First Northwest Bancorp or First Federal, including supplemental retirement, deferred compensation programs, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.  The executives also will receive an annual paid vacation, and voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the board or an authorized committee of the board may determine.  The agreements also provide that compensation may be paid in the event of disability, death, involuntary termination (including a voluntary termination for good reason) or a change in control, as described below under “Potential Payments Upon Termination or Change in Control.”

Pension Benefits

The following table provides information regarding each plan that provides for payments or other benefits at, following or in connection with retirement, as of June 30, 2015.

Name	Plan name	Number of years of credited service (1)	Present value of accumulated benefit ($)(2)	Payments during last fiscal year ($)

Laurence J. Hueth	--	--	--	--
Regina M. Wood	--	--	--	--
Jeffrey S. Davis	--	--	--	--
Christopher A. Donohue	--	--	--	--
Kelly A. Liske	--	--	--	--
Elaine T. Gentilo	Pension Plan	3.8	100,000	--
____________
(1)	Represents the time from when the employee first became a participant in the plan until February 1, 2010, the date on which benefit accruals were frozen.
(2)
Calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, 50% of the benefit is valued using the RP-2014 mortality table for white collar workers (with mortality improvement scale MP-2014) and 50% of the benefit is valued using the RP-2000 static mortality table for lump sums projected to 2014 and a rate of interest of 4.44%.

First Federal participates in a multiple-employer defined benefit plan (the “Pension Plan”), which provides a benefit upon retirement to eligible employees of First Federal.  Employees hired on or after February 1, 2006 are not eligible to participate in the Pension Plan.  Ms. Gentilo was the only named executive officer who participated in the Pension Plan during the year ended June 30, 2015.  The Pension Plan benefit is generally two percent times years of service times final average compensation (disregarding service and compensation after January 31, 2010).   The Pension Plan also provides for a post-retirement benefit increase.  Upon completion of three years of employment with First Federal or upon reaching age 65, the employee is 100 percent vested.  Benefits are available under the Pension Plan upon retirement, death or termination of employment, if vested.  Early retirement payments that commence prior to normal retirement date are subject to actuarial reduction.  Ms. Gentilo is currently eligible for early retirement payments under the plan.  Participants may elect to have their Pension Plan benefit paid as an annuity, with various annuity forms being available, or as a lump sum or partial lump sums if certain requirements are met, all as provided under the terms of the Plan.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The following table provides information regarding each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified for the year ended June 30, 2015.

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at FYE ($)

Laurence J. Hueth	14,300	31,992	1,754	--	72,369
Regina M. Wood	--	--	--	--	--
Jeffrey S. Davis	--	--	--	--	--
Christopher A. Donohue	--	--	--	--	--
Kelly A. Liske	--	--	--	--	--
Elaine T. Gentilo	--	--	--	--	--

In order to encourage the retention of qualified officers, we offer a deferred compensation plan whereby certain officers may defer all or a portion of their annual salary until a permitted distribution event occurs under the plan.  Each officer may direct the investment of the deferred salary among investment options made available by First Federal.  We have established a grantor trust to hold the plan investments.  Grantor trust assets are considered part of our general assets, and the officers have the status of unsecured creditors of First Federal with respect to the trust assets.  The plan permits the payment of benefits upon a separation from service (whether on account of termination of employment, pre-retirement death, disability), a change in control, an unforeseeable emergency or upon a date specified by the officer, in an amount equal to the value of the officer's account balance (or the amount necessary to satisfy the unforeseeable emergency, in that case).  An officer may elect, at the time of the deferral election, to receive the deferred amount and related earnings in a lump sum or in annual installments over a period not exceeding 15 years.  An officer may subsequently elect to change when or how he or she receives his or her plan benefit, if certain required conditions are met.  Currently, Mr. Hueth is the only named executive officer who participates in this plan.  In 2014, the Board of Directors voted to begin making an annual contribution to Mr. Hueth’s deferred compensation plan account in an amount equal to ten percent of his base salary.

Potential Payments Upon Termination or Change in Control

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  These agreements are discussed in further detail following the table below.  The following table shows, as of June 30, 2015, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

Name	Without cause by employer or for good reason by employee ($)	Change in control ($)	Early retirement ($)	Normal retirement ($)	Disability ($)	Death ($)

Laurence J. Hueth
Employment Agreement	271,033	526,652	--	--	435,656	11,677
Deferred Compensation Plan	--	--	72,369	72,369	72,369	72,369

Regina M. Wood
Employment Agreement	171,361	242,177	--	--	144,039	7,299

(Table continues on following page)

Name	Without cause by employer or for good reason by employee ($)	Change in control ($)	Early retirement ($)	Normal retirement ($)	Disability ($)	Death ($)

Jeffrey S. Davis
Employment Agreement	143,923	201,884	--	--	54,938	5,838

Christopher A. Donahue
Employment Agreement	186,313	354,382	--	--	183,661	7,812

Kelly A. Liske
Employment Agreement	184,973	228,936	--	--	164,464	7,576

Elaine T. Gentilo
Pension Plan (1)	--	--	6,408 (2)	(3)	--	46,138
____________
(1)	Assumes Ms. Gentilo was still employed by First Federal on June 30, 2015.
(2)	Paid annually.
(3)	Not yet eligible.

Employment Agreements.  We have entered into three-year employment agreements with Mr. Hueth, Ms. Wood, Mr. Davis, Mr. Donohue and Ms. Liske.  These agreements provide for potential payments upon an executive’s involuntary termination in certain situations, or upon death or disability.  The agreements may be terminated by the Board of Directors at any time.  If an executive’s employment is terminated other than for cause, without the executive’s consent or by the executive for good reason, then for one year after the date of termination First Northwest and First Federal would be required to pay the executive’s salary at the rate in effect immediately prior to the date of termination and the pro rata portion of any incentive award or bonus, the amount of which will be determined by First Federal’s Board of Directors in its sole discretion, and continue the executive’s and the executive’s dependents’ coverage under First Northwest’s and First Federal’s health, life and disability programs.  “Good reason” generally means any of the following, unless consented to in writing by the executive: (1) a requirement that the executive be based at any place other than Port Angeles, Washington, or within a radius of 35 miles from the location of First Federal’s administrative offices; (2) a material demotion; (3) a material reduction in the number or seniority of personnel reporting to the executive; (4) a 20 percent or more reduction in the executive’s base salary other than as part of an overall reduction in the salaries of senior management personnel; (5) a material permanent increase in the required hours of work or workload; or (6) the failure of the First Federal Board of Directors to elect the executive to the position(s) specified in the executive’s employment agreement.

The employment agreements also provide for severance payments and other benefits if an executive is involuntarily terminated not for cause (or terminates his or her employment for “good reason,” as defined above) during the period that begins six months prior to the effective time of a change in control and ends on the second anniversary of the effective time of the change in control.  The agreements define the term “change in control” as having occurred when, among other things: (1) an offeror other than First Northwest purchases shares of stock of First Northwest or First Federal pursuant to a tender or exchange offer for the shares; (2) certain events occur as specified by federal regulations in connection with a change in control of First Northwest or First Federal; (3) any person, as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act, is or becomes the beneficial owner of securities of First Northwest or First Federal representing 25% or more of the combined voting power of First Northwest’s or First Federal’s outstanding securities; (4) a majority of the membership of the Board of Directors of First Northwest or First Federal changes as the result of a contested election; or (5) upon the consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of First Northwest or a similar transaction in which First Northwest is not the resulting entity.

In the event of a termination in connection with a change in control, the employment agreements provide that First Northwest and First Federal jointly shall: (1) pay to the executive in a lump sum within 25 business days after the date of termination an amount equal to a multiple of the average of executive’s five prior years’ annual salary (the multiple being 2.75 for Mr. Hueth and 2 for Ms. Wood, Mr. Davis, Mr. Donohue and Ms. Liske); and (2) continue the executive’s and the executive’s dependents’ coverage under First Northwest’s and First Federal’s health, life and disability programs for one year after the executive’s termination of employment.  Section 280G of the Internal Revenue Code provides that if payments made in connection with a change in control equal or exceed three times the individual’s base amount, then a portion of those payments are deemed to be “excess parachute payments.”  An executive’s “base amount” is generally the average of the executive’s taxable compensation for the last five years preceding the year in which a change in control occurs.  Individuals are subject to a 20% excise tax on the amount of such excess parachute payments, and First Northwest and First Federal would not be entitled to deduct the amount of such excess parachute payments.  The employment agreements provide that severance and other payments that are subject to a change in control will be reduced to the extent necessary to ensure that no amounts payable to the executives will be considered excess parachute payments.

If an executive becomes entitled to benefits under the terms of First Northwest’s or First Federal’s then-current disability plan, if any, or becomes otherwise unable to fulfill the duties required under the employment agreement, the executive shall be entitled to receive such group and other disability benefits as are then provided for executive employees.  In the event of an executive’s disability, the employment agreements will not be suspended, except that the obligation to pay the executive’s salary will be reduced in accordance with the amount of any disability income benefits received such that, on an after-tax basis, the executive realizes from the sum of disability income benefits and salary the same amount as the executive would realize on an after-tax basis from the executive’s salary if the executive had not become disabled.  Upon a resolution adopted by a majority of the disinterested members of the Board of Directors or an authorized committee, First Northwest and First Federal may discontinue payment of an executive’s salary beginning six months after a determination that the executive become entitled to benefits under the disability plan or is otherwise unable to fulfill his or her duties under the employment agreement.

In the event of an executive’s death while employed under an employment agreement and prior to any termination of employment, First Northwest and First Federal will pay to the executive’s estate, or such person as the executive may have previously designated, the salary which was not previously paid and which the executive would have earned if he or she had continued to be employed under the agreement through the last day of the month in which the executive died, together with the benefits provided under the employment agreement through that date.

Deferred Compensation Plan.  First Federal offers a deferred compensation plan whereby certain officers may defer all or a portion of their annual salary until a permitted distribution event occurs under the plan.  Currently, Mr. Hueth is the only named executive officer who participates in this plan.  Payment will be made to Mr. Hueth of the then value of his account (adjusted for gains and losses) upon his separation from service from First Federal or at a later date selected by Mr. Hueth, in a cash lump sum.  Payment is made from the general assets of First Federal, subject to claims of creditors in the event of First Federal’s bankruptcy or insolvency.

Pension Plan.  First Federal participates in a pension plan which provides a benefit upon retirement to eligible employees of First Federal.  Ms. Gentilo is the only named executive officer who participated in the Pension Plan during the year ended June 30, 2015.  The Pension Plan benefit is generally two percent times years of service times final average compensation (disregarding service and compensation after January 31, 2010).  Benefits are available under the Pension Plan upon normal retirement, late retirement, early retirement and death.  Early retirement payments that commence prior to normal retirement date are subject to actuarial reduction.  Participants may elect to have their Pension Plan benefit paid as an annuity, with various annuity forms being available, with the annuity being paid over the life of the participant or the participant and a designated beneficiary, depending on the annuity selected, or as a lump sum or partial lump sums if certain requirements are met.  Payment will be made from the trust established under the Pension Plan.

Compensation and Awards Committee Interlocks and Insider Participation

The members of the Compensation Committee are Cindy H. Finnie (Chair), David T. Flodstrom, Stephen E. Oliver and Norman J. Tonina, Jr.  No members of the Compensation Committee were officers or employees of First Northwest or any of its subsidiaries during the year ended June 30, 2015.  No member of the committee is a former officer of First Northwest or any of its subsidiaries, or had any relationships otherwise requiring disclosure.

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this Proxy Statement and present at the meeting a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of First Northwest’s executives as disclosed in this Proxy Statement.  The proposal will be presented at this year’s annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of First Northwest Bancorp’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in First Northwest’s Proxy Statement for the 2015 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of First Northwest and First Federal, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders.  Our Board of Directors believes that our compensation policies and procedures achieve these objectives.

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to include in this Proxy Statement and present at the meeting a non-binding shareholder vote to determine the timing of future shareholder votes on executive compensation.   This proposal gives shareholders the opportunity to vote on whether a resolution to approve the compensation of our named executive officers should be presented to shareholders every one, two or three years, or to abstain from voting.

The Board of Directors believes that a resolution to approve the compensation of our named executive officers should be presented to shareholders every year because the Board is committed to strong corporate governance and an annual cycle provides for the greatest accountability to our shareholders.  This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect when the shareholders will be asked to vote on executive compensation in future years.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering when to present shareholders with a resolution to approve executive compensation.

The Board of Directors recommends that you vote for conducting an advisory vote on executive compensation EVERY YEAR.

PROPOSAL 4 – APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN

Overview

On July 28, 2015, our Board of Directors unanimously adopted, subject to shareholder approval, the First Northwest Bancorp 2015 Equity Incentive Plan.  The purpose of the Plan is to promote the long-term growth and profitability of First Northwest, to provide plan participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide plan participants with incentives that are closely linked to the interests of all shareholders of First Northwest.

The following summary is a brief description of the material features of the 2015 Equity Incentive Plan.  This summary is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration.  The 2015 Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an “outside director,” a “non-employee director” and an “independent director,” as those terms are defined in the Plan.  The First Northwest Compensation Committee will administer the Plan.  Among other things, the Committee will select participants and grant awards, determine the number of shares and amount of cash subject to an award, establish the terms and conditions of awards, interpret the Plan and resolve all questions arising under the Plan, modify the terms of any outstanding award to the extent Committee discretion is permitted, adopt rules and regulations for the operation and administration of the Plan, and take any other action not inconsistent with the provision of the Plan that the Committee may deem necessary or appropriate.

Awards.  The 2015 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, restricted stock and restricted stock units.  Subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments,” First Northwest has reserved 1,834,050 shares of its common stock for issuance under the Plan in connection with the granting of awards, which represents 14.0% of First Northwest’s common stock outstanding on the voting record date.  The fair market value of these shares is $22.2 million, based on the closing price of First Northwest’s common stock as of the close of business on the voting record date.  Only shares actually issued to participants, shares used to pay the exercise price of an option and shares used to satisfy tax withholding obligations for awards under the Plan count against this total number of shares available under the Plan.

Under the 2015 Equity Incentive Plan, the Committee may grant stock options that, upon exercise, result in the issuance of up to 1,310,036 shares of our common stock (all of which may be incentive stock options) and 524,014 shares of restricted stock.  The Plan provides that the total number of option and restricted stock awards available for grant to non-employee directors in the aggregate may not exceed 30 percent (5 percent for any single non-employee director) of the total option or restricted stock awards that may be issued under the Plan.  The Plan also provides that the total number of option and restricted stock awards available for grant to any employee may not exceed 25 percent of the total option or restricted stock awards that may be issued under the Plan.  Each of the maximum amounts of shares described in this paragraph is subject to adjustments described below under “Adjustments in the Event of Business Reorganization; Other Adjustments.”

The 2015 Equity Incentive Plan provides for the use of authorized but unissued shares or shares that have been reacquired by First Northwest to fund share-based awards.  Awards denominated in shares will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the Plan are denominated in shares and satisfied through the use of treasury shares and authorized but unissued common stock, current shareholders would be diluted by approximately 12.3% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2015 Equity Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of First Northwest and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible individuals and determine the number of shares or amount of cash for each award granted.  Currently, there are approximately 176 individuals who are eligible to receive awards under the Plan, consisting of nine directors and 167 employees.

Terms and Conditions of Stock Options.  Stock options may be granted to participants at any time by the Committee.  However, incentive stock options may only be granted to employees.  Each option grant will be evidenced by an award agreement that specifies the exercise price, the exercise period, the number of shares to which the option pertains, the option exercise schedule, and such other provisions as the Committee determines.  In addition, the award agreement will specify whether the option is intended to be an incentive stock option or a nonqualified stock option.  The exercise price must not be less than the fair market value of a share on the date of grant, provided that the exercise price of an incentive stock option granted to a holder of more than 10% of the outstanding shares must not be less than 110% of the fair market value of a share on the date of grant.  The fair market value is the closing sale price of a share on the NASDAQ Stock Market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date.  The exercise period of a nonqualified stock option may not exceed 10 years from the grant date.  The exercise period of an incentive stock option may not exceed 10 years from the grant date, provided that the exercise period of an incentive stock option granted to a holder of more than 10% of the outstanding shares may not exceed five years from the grant date.

A participant may pay the exercise price of his or her option: (a) in cash, (b) if and to the extent permitted by the Committee, by delivering shares that he or she already owns having an aggregate fair market value equal to the aggregate exercise price, (c) if and to the extent permitted by the Committee, by First Northwest withholding shares otherwise issuable upon the exercise having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid, or (d) by a combination of the foregoing methods.  The participant also will be permitted to pay the exercise price through a cashless exercise facilitated through a broker.

The termination of a participant’s service with First Northwest and its affiliates will affect his or her ability to exercise options granted under the Plan.  Upon termination of service of a participant, unless otherwise determined by the Committee or specified in the award agreement, all outstanding unvested options granted to the participant will be forfeited and all outstanding vested options granted to the participant will remain exercisable for three months following the termination date, but in no event beyond the expiration date of the option.  However, upon termination of service of a participant due to death or disability, unless otherwise determined by the Committee and specified in the award agreement, all outstanding unvested options granted to the participant will vest in full and will remain exercisable for one year from the date of separation of the participant.  Upon a participant’s retirement, the options will remain exercisable for one year after separation, unless otherwise determined by the Committee and set forth in the award agreement.  Also, upon the occurrence of a change in control of First Northwest, as defined in the Plan, and the participant’s involuntary separation from service, other than for cause, within 365 days following the change in control event, all outstanding unvested options granted to the participant will vest in full.  Upon termination of service of a participant for cause, all outstanding vested and unvested options granted to the participant will immediately be forfeited.

Terms and Conditions of Restricted Stock Awards.  Restricted stock awards may be granted to participants at any time and from time to time as determined by the Committee.  Restricted stock awards may be in the form of shares that are subject to forfeiture and limits on transfer until the shares vest (restricted stock) or in the form of restricted stock units.  Restricted stock units are rights to receive shares (or an equivalent amount of cash, or a combination of shares and cash, as provided for in the award) at a specified future date that are subject to forfeiture and limits on transfer until the restricted stock units vest.  Each restricted stock award will be evidenced by an award agreement that specifies the terms of the award, including the number of shares or units covered by the award, the amount (if any) that the participant must pay to First Northwest in consideration for the issuance of such shares or units, the vesting conditions, and, in the case of restricted stock units, when payment will be made and the circumstances pursuant to which the units will be converted to shares (or cash or a combination of shares and cash).

During the vesting period, unless specified otherwise in the applicable award agreement, a holder of shares of restricted stock will have all the rights of a shareholder, including the right to vote and the right to receive dividends paid with respect to those shares.  A holder of restricted stock units will not have voting rights with respect to the underlying shares until those shares are issued and, unless otherwise provided in the applicable award agreement, will not have the right to receive dividend equivalents in the case of any dividends paid on the shares.  Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

Unless otherwise determined by the Committee and specified in the award agreement: (1) if a participant terminates service with First Northwest and its affiliates for any reason other than death, disability, or prior to a change in control of First Northwest as defined in the Plan, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will be forfeited; and (2) if a participant terminates service with First Northwest and its affiliates due to death or disability, or if a participant experiences an involuntary separation from service in connection with a change in control, other than for cause, within 365 days following the change in control event, any unvested shares of restricted stock and any unvested restricted stock units held by the participant will vest in full.

Prohibition on Repricing of Options.  Except as provided under “Adjustments in the Event of Business Reorganization; Other Adjustments” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option, or cancel the stock option at a time when the exercise price is greater than the fair market value of First Northwest’s common stock in exchange for another award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control of First Northwest as defined in the Plan, the unexercisable or unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all awards not previously exercised or paid shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options, restricted stock and restricted stock units may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.  Furthermore, the Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members.

Amendment and Termination of the Plan; Clawback; Section 409A.  The 2015 Equity Incentive Plan has a term of ten years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.  All awards shall either be exempt from Section 409A of the Internal Revenue Code, or if not exempt, include terms that comply therewith.

Adjustments in the Event of Business Reorganization; Other Adjustments.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of First Northwest common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in an equitable manner, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards. The Committee also is authorized to make adjustments in the terms and conditions of and the criteria included in, awards in recognition of unusual or nonrecurring events affecting First Northwest or any affiliate, or the financial statements of First Northwest or any affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

Important Considerations

The 2015 Equity Incentive Plan contains a number of provisions that we believe are consistent with, and protective of, the interests of shareholders, our compensation philosophy, recent developments in compensation practices and sound corporate governance practices, including:

•	No liberal share counting. The Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•
No repricing of stock options. The Plan prohibits the repricing of stock options, or the exchange of a stock option at a time when the exercise price exceeds the fair market value of the shares (i.e., when the shares are “underwater”).

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•
Double trigger for accelerated vesting.  Unvested awards will become exercisable or vest in connection with a change in control only if the participant experiences an involuntary termination within 365 days following the change in control event or the acquiring company does not either assume the outstanding award or replace the outstanding award with an equivalently-valued award.

•	Limit on awards to any one individual. The Plan imposes a maximum number of shares that may be granted to any one individual.

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2015 Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to First Northwest at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by First Northwest.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain (or loss) to the extent of any appreciation (or loss) in value of the shares from the date of exercise to the date of sale, and any such gain (or loss) will qualify as long-term capital gain (or loss) if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2015 Equity Incentive Plan will result in any federal tax consequences to either the optionee or First Northwest, except that the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and First Northwest will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, the optionee generally is deemed to have exercised a non-qualified stock option.

Restricted Stock Awards.  Recipients of restricted shares granted under the 2015 Equity Incentive Plan will recognize ordinary (compensation) income on the date that the shares are no longer subject to a substantial risk of forfeiture, or in the case of restricted share units, at the time shares of First Northwest common stock are transferred to the awardee in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock (but not restricted share units) may elect to recognize ordinary (compensation) income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  If an award agreement provides that an owner of restricted stock is entitled to receive dividends, then recipients of shares granted under the Plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the 2015 Equity Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

As of June 30, 2015, we did not have any compensation plans under which shares of First Northwest common stock were issued.

Voting Recommendation

The Board of Directors recommends that shareholders vote FOR the adoption of the First Northwest Bancorp 2015 Equity Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee of the First Northwest Board of Directors reports as follows with respect to First Northwest’s audited financial statements for the fiscal year ended June 30, 2015:

•	the Audit Committee has completed its review and discussion of the 2015 audited financial statements with management;

•
the Audit Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
the Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence; and

•
the Audit Committee has, based on its review and discussions with management of the 2015 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that First Northwest’s audited financial statements for the year ended June 30, 2015, be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:

Jennifer Zaccardo (Chair)
David A. Blake
Lloyd J. Eisenman
Richard G. Kott
Norman J. Tonina, Jr.

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed Moss Adams LLP as First Northwest’s independent auditor for the year ending June 30, 2016.  You are asked to ratify the appointment of Moss Adams LLP at the annual meeting.  Although shareholder ratification of the appointment of Moss Adams LLP is not required by our bylaws or otherwise, our Board of Directors is submitting this appointment to shareholders for their ratification at the annual meeting as a matter of good corporate practice.  If the appointment of Moss Adams LLP is not ratified by our shareholders, the Audit Committee may appoint another independent auditor or it may decide to maintain its appointment of Moss Adams LLP.  Even if the appointment of Moss Adams LLP is ratified by the shareholders at the annual meeting, the Audit Committee, in its discretion, may select a different independent auditor at any time during the year.  Moss Adams LLP served as our independent auditor for the year ended June 30, 2015, and a representative of the firm is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Moss Adams LLP as our independent auditor.

The following table sets forth the aggregate fees billed to First Northwest and First Federal for professional services rendered by Moss Adams LLP for the fiscal years ended June 30, 2015, and 2014.

	Year Ended June 30,
	2015	2014

Audit Fees	$211,000	$184,000
Audit-Related Fees	218,000	197,000
Tax Fees	24,000	35,000
All Other Fees	--	--

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Moss Adams LLP in the year ended June 30, 2015, were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of First Northwest’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10 percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this Proxy Statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended June 30, 2015, all filing requirements applicable to our reporting officers, directors and greater than 10 percent shareholders were properly and timely complied with.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting of shareholders must be received at the executive office at 105 W. Eighth Street, Port Angeles, Washington 98362, no later than May 28, 2016, in order to be eligible for inclusion in our printed proxy materials.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 90 nor more than 120 days prior to the date of the meeting; provided that if less than 100 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to shareholders.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $12,500 (including out-of-pocket expenses).  Regan & Associates, Inc. will assist with fulfillment of the broker-dealer search notification requirement, ensure actual delivery of proxy materials and solicit proxies from both street name and registered shareholders.  Our directors, officers and employees may also supplement the proxy solicitor’s solicitation of proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

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Our Annual Report to Shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the voting record date.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary, First Northwest Bancorp, 105 W. Eighth Street, Port Angeles, Washington 98362.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

BY ORDER OF THE BOARD OF DIRECTORS

/s/JOYCE RUIZ

JOYCE RUIZ
CORPORATE SECRETARY AND SENIOR VICE PRESIDENT

Port Angeles, Washington
September 25, 2015

Appendix A

First Northwest Bancorp
2015 Equity Incentive Plan

ARTICLE I

ESTABLISHMENT, PURPOSE AND  DURATION

Section 1.1                                Establishment of the Plan.

First Northwest Bancorp (the “Company”) hereby establishes an incentive compensation plan to be known as the “First Northwest Bancorp 2015 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Restricted Stock Units.

The Plan was originally adopted effective as of July 28, 2015 by the Board, and became effective on ___________________, 2015 (the “Effective Date”), the date the Plan was approved by the Company’s shareholders.

Section 1.2                                Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of First Northwest Bancorp, to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all shareholders of First Northwest Bancorp.  The Plan is not intended to expose the Company to imprudent risks.

Section 1.3                                Duration of the Plan.

Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article VIII herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date.  Nor may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the date the Plan was adopted by the Board.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f), respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, or a Restricted Stock Award.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Incentive Stock Option or Non-Qualified Stock Option (the “Option”) granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of First Northwest Bancorp and any successor thereto.

Change in Control means any of the following events:

(a)                any third Person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, that becomes the beneficial owner of Shares with respect to which 25 percent or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)     consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity;

(c)     as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(d)                a tender offer or exchange offer for 25 percent or more of the total outstanding Shares is completed (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means First Northwest Bancorp, a Washington corporation, and any successor thereto.

Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.

Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.

Effective Date means the date on which the Plan is approved by the shareholders of First Northwest Bancorp.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.  If the Fair Market Value (as defined below) for Exercise Price purposes is determined to be less than fair market value of the underlying Shares as determined under Section 409A (the “Section 409A Fair Market Value”), then the Exercise Price shall automatically adjust to be the Section 409A Fair Market Value.  The Committee may take such actions as it determines necessary to carry out the preceding sentence.

Fair Market Value means, with respect to a Share on a specified date:

(a)    If the Shares are listed on any U.S. national securities exchange registered under the Exchange Act (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)    If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)               In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

In no event shall the Fair Market Value for Exercise Price purposes be less than Fair Market Value of the underlying Shares as determined under Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, registered domestic partner (as determined under state law), sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Federal Reserve Board means the Board of Governors of the Federal Reserve System.

Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.

Incumbent Board means the members of the Board on the date of adoption of this Plan.

Involuntary Separation from Service means an “involuntary separation from service” within the meaning of United States Treasury Regulations Section 1.409A-1(n), which shall include a voluntary separation from service for good reason as defined therein.

Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any Employee or Director who is selected by the Committee to receive an Award.

Period of Restriction means the period during which the entitlement of a Participant under a Restricted Stock Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means this First Northwest Bancorp 2015 Equity Incentive Plan, as amended from time to time.

Restricted Stock means an award of Shares granted subject to a Period of Restriction pursuant to Article VI.

Restricted Stock Award means an award of Restricted Stock or Restricted Stock Units pursuant to Article VI.

Restricted Stock Units means an Award denominated in units subject to a Period of Restriction granted pursuant to Article VI.

Retirement means, subject to the terms of an Award, (i) in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65, and (ii) with respect to non-employee Directors, the termination of Service as a Director of the Company and its Affiliates or any successors thereto after reaching normal retirement age as established by the Company, other than a Termination for Cause.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a Director or Employee of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of First Northwest Bancorp.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).

ARTICLE III
AVAILABLE SHARES

Section 3.1                   Shares Available Under the Plan.

Subject to adjustment under Article VIII, the aggregate number of Shares representing Awards shall not exceed 1,834,050 Shares.

Section 3.2                   Shares Available for Options.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Options may be granted under the Plan shall be 1,310,036 Shares.   Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 1,310,036 Shares.  The maximum aggregate number of Shares which may be issued upon exercise of Options to any one individual shall be limited as follows:

(a)           the total number of Options available for grant to non-Employee Directors in the aggregate shall be limited to 30 percent of the number of Shares indicated above;

(b)           the total number of Options available for grant to any one non-Employee Director shall be limited to five percent of the number of Shares indicated above; and

(c)           the total number of Options available for grant to any Employee shall be limited to 25 percent of the number of Shares indicated above.

Section 3.3                   Shares Available for Restricted Stock Awards.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be granted under the Plan shall be 524,014 Shares.  The Shares with respect to which Restricted Stock Awards may be made under the Plan may be either authorized and unissued Shares, or previously issued Shares that have been reacquired by the Company (subject to any required regulatory approvals).  The maximum aggregate number of Shares which may be issued upon Award or vesting of Restricted Stock Awards shall be limited as follows:

(a)           the total number of Restricted Stock Awards available for grant to non-Employee Directors as a group shall be limited to 30 percent of the number of Shares indicated above;

(b)           the total number of Restricted Stock Awards available for grant to any one non-Employee Director shall be limited to five percent of the number of Shares indicated above; and

(c)           the total number of Restricted Stock Awards available for grant to any Employee shall be limited to 25 percent of the number of Shares indicated above.

Section 3.4                   Additional Regulatory Restrictions.

As of the Effective Date, the following additional regulatory restrictions shall apply:

(a)   No Award may vest (or restrictions with respect to such Award lapse) beginning earlier than one year from the Effective Date of the Plan and all Awards shall vest no more rapidly than in annual installments of  20 percent of the total Award.

(b)           The accelerated vesting of Awards shall not be permitted except upon the Participant’s death or Disability, or upon a Change in Control.

(c)           Executive officers and Directors must exercise or forfeit any Options awarded to them in the event the Company becomes critically undercapitalized under the applicable regulatory capital requirements, is subject to an enforcement action, or receives a capital directive under Federal Reserve Board regulation section 263.83 (12 C.F.R. 263.83), or if directed to so do by the Federal Reserve Board, the Company’s primary regulator.

Section 3.5                   Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to this Plan only if actually issued upon the exercise of an Option or in connection with the vesting of  Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under this Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV
ADMINISTRATION

Section 4.1                 Committee.

(a)           This Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any National  Exchange or quotation system on which the Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2                Committee Powers.

Subject to the terms and conditions of this Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or by-laws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article VIII herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

Section 5.1              Grant of Options.

(a)           Subject to the limitations of this Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option at the time of grant and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)           specify the number of Shares covered by the Option;

(ii)          specify the Exercise Price;

(iii)         specify the Exercise Period;

(iv)          specify the Vesting Date; and

(v)           contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.  No Option terms shall be permitted that would cause the Option to be subject to Section 409A.

Section 5.2            Size of Option.

Subject to the restrictions of this Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3            Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4            Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)   the date specified by the Committee in the Award Agreement;

(b)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)   unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

(d)   as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)   the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5         Vesting Date.

(a)           Subject to any restrictions set forth in this Plan, the Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)   if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)   if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)         if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Option Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the earliest date of the Change in Control.

Section 5.6            Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)   Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

(b)   Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)  The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)       Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7       Method of Exercise.

(a)           Subject to the limitations of this Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)   giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)   delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)   satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of the Shares to be purchased upon exercise of any Option shall be paid in full:

(i)   in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)   if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)   if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)   by any combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause the Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8                 Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under this Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to:

(i)       the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which the Shares may then be listed or traded; or

(ii)  the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

(d)           No Option may be held in a margin account of the Option Holder.

Section 5.9             Prohibition Against Option Repricing.

Except as provided in Section 8.3 of this Plan and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to this Plan to amend or modify the Exercise Price of any such Option(including by cash buyouts, option exchanges, and certain voluntary surrender of underwater options where Shares surrendered may subsequently be re-granted), or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1             In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)   the number of Shares of Restricted Stock or Restricted Stock Units covered by the Restricted Stock Award;

(ii)   the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock or Restricted Stock Units;

(iii)   the date of grant of the Restricted Stock Award;

(iv)   the Period of Restriction for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Period of Restriction to end and the Vesting Date to occur;

(v)   as to Awards of Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

(vi)   as to Awards of Restricted Stock Units, the rights of the Participant with respect to attributes of the Restricted Stock Units which are the equivalent of dividends and other rights and preferences associated with such Shares and the circumstances pursuant to which Restricted Stock Units shall be converted to Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with this Plan as the Committee may, in its discretion, prescribe.

Restricted Stock Units shall be settled (paid) at such time as is specified in the Restricted Stock Unit Award.  Unless otherwise specified in the Award, when and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares or a combination thereof, as determined by the Committee in its sole discretion.

As to Awards awarding Restricted Stock Units, the terms of the Award shall either result in the Restricted Stock Units not being subject to Section 409A or, if the Restricted Stock Units are subject to Section 409A, include terms that cause the Restricted Stock Units to comply with Section 409A.

 (b)           All Awards of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between First Northwest Bancorp and [Name of Participant] dated [Award Date] made pursuant to the terms of the First Northwest Bancorp 2015 Equity Incentive Plan, copies of which are on file at the executive offices of First Northwest Bancorp and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically addressed herein.

Section 6.2           Vesting Date.

(a)           The Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)   if the Participant terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares shall be forfeited without consideration;

(ii)         if the Participant terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)        if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, and the Participant experiences an Involuntary Separation from Service other than a Termination for Cause during the 365-day period following the date of such Change in Control, then the Vesting Date for any non-vested Restricted Stock Award shall be accelerated to the date of the Participant’s Involuntary Separation from Service.  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.

Section 6.3           Dividend Rights.

Unless otherwise specified in the Award Agreement:

(a)           During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held.  If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(b)           Participants shall have no rights to dividends or other distributions paid on the Shares underlying Restricted Stock Units other than dividends and distributions with a record date on or after the date on which the

Shares are issued to the Participant.  The Committee may provide for dividend equivalent units in the Participant’s Restricted Stock Unit Award agreement.

Section 6.4              Voting Rights.

 (a)           Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares, including during the Period of Restriction.

(b)           A Participant shall have no voting rights with respect to the Shares underlying Restricted Stock Units unless and until such Shares are issued to the Participant in settlement of the Restricted Stock Units.

Section 6.5              Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock or Shares distributed in satisfaction of any unvested Restricted Stock Units that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 6.6              Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under this Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
ADDITIONAL TAX PROVISION

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s federal employment obligation under the Federal Insurance Contributions Act, or FICA) required by law (without obligation to optimize tax results for the Participant) to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE VIII
AMENDMENT AND TERMINATION

Section 8.1             Termination

The Board may suspend or terminate this Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, this Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under this Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 8.2             Amendment.

The Board may amend or revise this Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any National Exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of this Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.  No amendment to this Plan shall, without the Participant’s consent, reduce or diminish the value of any outstanding Award determined as if the Award had been exercised, vested or otherwise settled on the date of such amendment (the per share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award), unless otherwise stated in the terms of the applicable Award Agreement or necessary to comply with a regulatory requirement.

Section 8.3             Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a)           the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(b)           the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(c)           the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE IX
MISCELLANEOUS

Section 9.1               Status as an Employee Benefit Plan.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. This Plan shall be construed and administered so as to effectuate this intent.

Section 9.2              No Right to Continued Service.

Neither the establishment of this Plan nor any provisions of this Plan nor any action of the Board or Committee with respect to this Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a Director or an Employee.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though this Plan had not been adopted.

Section 9.3          Construction of Language.

Whenever appropriate in this Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4          Severability.

In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 9.5          Governing Law.

This Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.6          Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of this Plan, the text shall control.

Section 9.7         Non-Alienation of Benefits.

The right to receive a benefit under this Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.8         Notices.

Any communication required or permitted to be given under this Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

First Northwest Bancorp
105 West 8th Street
Port Angeles, Washington 98362
               Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 9.9           Approval of Shareholders.

This Plan shall be subject to approval by the Company’s shareholders within twelve  months after the date the Board adopts the Plan.

Section 9.10           Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

Section 9.11           Compliance with Section 409A.

It is intended that the payments and benefits provided under this Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A.  This Plan and all Award Agreements shall be construed in a manner that effects such intent.  Nevertheless, the tax treatment of the benefits provided under this Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.  With respect to any amount payable under an Award that constitutes a deferral of compensation within the meaning of Section 409A, the Plan is intended to comply with Section 409A, and the Plan shall be administered, construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereunder is subject to Section 409A, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A, except as otherwise determined by the Committee.  In the case of amounts not intended to be deferrals of compensation subject to Section 409A, payment or settlement of amounts under such Awards shall occur not later than March 15 of the year following the year in which the Participant has a legally-binding right to payment or settlement (or such later time as permitted under Section 409A that does not cause the amount to be considered a deferral of compensation for purposes of Section 409A, or at such other time that complies with Section 409A). In the case of amounts intended to be deferrals of compensation subject to Section 409A, if the amount is subject to a deferral election by the Participant, the initial deferral election shall be made and become irrevocable no later than December 31 of the year immediately preceding the year in which the Participant first performs services related to such compensation, provided that the timing of such initial deferral election may be later as provided in Section 409A with respect to initial participation in the Plan and for “performance-based compensation” as defined under Section 409A.  If an amount that is subject to Section 409A becomes payable under an Award as a result of the Participant's “separation from service” (as defined under Section 409A) other than due to death, and the Participant is a “specified employee” (as defined under Section 409A), then payment of such amount shall not occur until six (6) months and a day after the date of Participant’s “separation from service” except as permitted under Section 409A.

.

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION
Using a black ink pen, mark your [X] votes with an X as shown in this example. Please do not write outside the designated areas.
Electronic Voting Instructions Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific time, on November 16, 2015.
   Vote by Internet
                                                               • Go to www.investorvote.com/FNWB
                                                               • Or scan the QR code with your smartphone
                                                               • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
                                                 • Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and for ONE YEAR for Proposal 3.

1. Election of Directors:	For a one-year term:	01 - Cindy H. Finnie	02 - David T. Flodstrom	03 - Lloyd J. Eisenman	04 - Dana D. Behar
	For a two-year term:	05 - Stephen E. Oliver	06 - Laurence J. Hueth	07 - Jennifer Zaccardo
	For a three-year term:	08 - David A. Blake	09 - Norman J. Tonina, Jr.	10 - Craig A. Curtis

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐	3. Advisory (non-binding) vote on how often shareholders shall vote on executive compensation – every one, two or three years.	☐	☐	☐	☐
						For	Against	Abstain
4. Approval of the First Northwest Bancorp 2015 Equity Incentive Plan.	☐	☐	☐	5. Ratification of the appointment of Moss Adams LLP as the independent auditor for the year ending June 30, 2016.		☐	☐	☐
6. In their discretion, upon such other matters as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
First Northwest Bancorp Shareholders
Monday, November 16, 2015, 10:00 a.m., Pacific time
Red Lion Hotel Olympic Room
221 N. Lincoln Street, Port Angeles, Washington

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Revocable Proxy – First Northwest Bancorp

Notice of 2015 Annual Meeting of Shareholders

FIRST ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 16, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of First Northwest Bancorp (“First Northwest”) with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of First Northwest common stock that the undersigned is entitled to vote at the first annual meeting of shareholders, to be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time, and at any and all adjournments thereof, as indicated.

The undersigned acknowledges receipt from First Northwest prior to the execution of this proxy of the Notice of First Annual Meeting of Shareholders, a Proxy Statement dated September 25, 2015 and the 2015 Annual Report to Shareholders.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all the nominees listed, for proposals 2, 4 and 5, and for “One Year” for proposal 3. If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

Should the undersigned be present and elect to vote at the annual meeting or any adjournment thereof, and after notification to the Secretary of First Northwest at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

C Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance [ ]
Mark the box to the right if you plan to attend the Annual Meeting.

.

.IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	[X]

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and for ONE YEAR for Proposal 3.

1. Election of Directors:	For a one-year term:	01 - Cindy H. Finnie	02 - David T. Flodstrom	03 - Lloyd J. Eisenman	04 - Dana D. Behar
	For a two-year term:	05 - Stephen E. Oliver	06 - Laurence J. Hueth	07 - Jennifer Zaccardo
	For a three-year term:	08 - David A. Blake	09 - Norman J. Tonina, Jr.	10 - Craig A. Curtis

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐	3. Advisory (non-binding) vote on how often shareholders shall vote on executive compensation – every one, two or three years.	☐	☐	☐	☐
						For	Against	Abstain
4. Approval of the First Northwest Bancorp 2015 Equity Incentive Plan.	☐	☐	☐	5. Ratification of the appointment of Moss Adams LLP as the independent auditor for the year ending June 30, 2016.		☐	☐	☐

6. In their discretion, upon such other matters as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Revocable Proxy – First Northwest Bancorp

Notice of 2015 Annual Meeting of Shareholders

FIRST ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 16, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of First Northwest Bancorp (“First Northwest”) with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of First Northwest common stock that the undersigned is entitled to vote at the first annual meeting of shareholders, to be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time, and at any and all adjournments thereof, as indicated.

The undersigned acknowledges receipt from First Northwest prior to the execution of this proxy of the Notice of First Annual Meeting of Shareholders, a Proxy Statement dated September 25, 2015 and the 2015 Annual Report to Shareholders.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for all the nominees listed, for proposals 2, 4 and 5, and for “One Year” for proposal 3. If any other business is presented at the annual meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

Should the undersigned be present and elect to vote at the annual meeting or any adjournment thereof, and after notification to the Secretary of First Northwest at the annual meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

.
Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes [X] with an X as shown in this example. Please do not write outside the designated areas.
Electronic Voting Instructions Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 p.m., Pacific time, on November 11, 2015.
Vote by Internet
                  • Go to www.investorvote.com/FNWB
                  • Or scan the QR code with your smartphone
                  • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the
USA, US territories & Canada on a touch tone
telephone
• Follow the instructions provided by the recorded message

VOTE AUTHORIZATION FORM

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and for ONE YEAR for Proposal 3.

1. Election of Directors:	For a one-year term:	01 - Cindy H. Finnie	02 - David T. Flodstrom	03 - Lloyd J. Eisenman	04 - Dana D. Behar
	For a two-year term:	05 - Stephen E. Oliver	06 - Laurence J. Hueth	07 - Jennifer Zaccardo
	For a three-year term:	08 - David A. Blake	09 - Norman J. Tonina, Jr.	10 - Craig A. Curtis

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐	3. Advisory (non-binding) vote on how often shareholders shall vote on executive compensation – every one, two or three years.	☐	☐	☐	☐
						For	Against	Abstain
4. Approval of the First Northwest Bancorp 2015 Equity Incentive Plan.	☐	☐	☐	5. Ratification of the appointment of Moss Adams LLP as the independent auditor for the year ending June 30, 2016.		☐	☐	☐

6. In their discretion, upon such other matters as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.

IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

.
2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
First Northwest Bancorp Shareholders
Monday, November 16, 2015, 10:00 a.m., Pacific time
Red Lion Hotel Olympic Room
221 N. Lincoln Street, Port Angeles, Washington

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

VOTE AUTHORIZATION FORM – FIRST NORTHWEST BANCORP

   EMPLOYEE STOCK OWNERSHIP PLAN

FIRST NORTHWEST BANCORP
FIRST ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 16, 2015

The undersigned, being a participant in the First Northwest Bancorp Employee Stock Ownership Plan, does hereby instruct the Trustee thereof to vote with respect to all shares allocated to the undersigned in the Plan as of September 15, 2015, at the first annual meeting of shareholders to be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time, and at any and all adjournments and postponements thereof.

The Board of Directors recommends you vote “FOR” the election of each of the nominees listed, “FOR” Proposals 2, 4 and 5 and for “One Year” for Proposal 3.

The undersigned hereby acknowledges receipt of First Northwest Bancorp’s Notice of First Annual Meeting of Shareholders, a Proxy Statement dated September 25, 2015 and the 2015 Annual Report to Shareholders.

We will follow your voting instructions, however, if no instructions are specified, these shares will be voted by the Trustee in the same proportion as shares for which the Trustee has received voting instructions.

C Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting.

IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD.

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes [X] with an X as shown in this example. Please do not write outside the designated areas.
Electronic Voting Instructions Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific time, on November 12, 2015.
  Vote by Internet
                 • Go to www.investorvote.com/FNWB
                 • Or scan the QR code with your smartphone
                                                          • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the
USA, US territories & Canada on a touch tone
telephone
• Follow the instructions provided by the recorded message

VOTE AUTHORIZATION FORM

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 4 and 5, and for ONE YEAR for Proposal 3.

1. Election of Directors:	For a one-year term:	01 - Cindy H. Finnie	02 - David T. Flodstrom	03 - Lloyd J. Eisenman	04 - Dana D. Behar
	For a two-year term:	05 - Stephen E. Oliver	06 - Laurence J. Hueth	07 - Jennifer Zaccardo
	For a three-year term:	08 - David A. Blake	09 - Norman J. Tonina, Jr.	10 - Craig A. Curtis

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Proxy Statement.	☐	☐	☐	3. Advisory (non-binding) vote on how often shareholders shall vote on executive compensation – every one, two or three years.	☐	☐	☐	☐
						For	Against	Abstain
4. Approval of the First Northwest Bancorp 2015 Equity Incentive Plan.	☐	☐	☐	5. Ratification of the appointment of Moss Adams LLP as the independent auditor for the year ending June 30, 2016.		☐	☐	☐

6. In their discretion, upon such other matters as may properly come before the meeting.

B Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.

IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A – C ON BOTH SIDES OF THIS CARD

.
2015 Annual Meeting Admission Ticket

2015 Annual Meeting of
First Northwest Bancorp Shareholders
Monday, November 16, 2015, 10:00 a.m., Pacific time
Red Lion Hotel Olympic Room
221 N. Lincoln Street, Port Angeles, Washington

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

VOTE AUTHORIZATION FORM – FIRST NORTHWEST BANCORP

401(k) PLAN

FIRST NORTHWEST BANCORP
FIRST ANNUAL MEETING OF
SHAREHOLDERS
NOVEMBER 16, 2015

The undersigned, being a participant in the First Federal Savings & Loan Association of Port Angeles 401(k) Plan, does hereby instruct the Trustee thereof to vote with respect to all shares held by the undersigned in the Plan as of September 15, 2015, at the first annual meeting of shareholders to be held at the Red Lion Hotel Olympic Room, located at 221 N. Lincoln Street, Port Angeles, Washington, on Monday, November 16, 2015, at 10:00 a.m., Pacific time, and at any and all adjournments and postponements thereof.

The Board of Directors recommends you vote “FOR” the election of each of the nominees listed, “FOR” Proposals 2, 4 and 5 and for “One Year” for Proposal 3.

The undersigned hereby acknowledges receipt of First Northwest Bancorp’s Notice of First Annual Meeting of Shareholders, a Proxy Statement dated September 25, 2015 and the 2015 Annual Report to Shareholders.

We will follow your voting instructions, however, if no instructions are specified, these shares will be voted by the Trustee as directed by the Plan Administrator.

C Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance [ ]
Mark the box to the right if you plan to attend the Annual Meeting.